                             MEMORANDUM OF AGREEMENT

         FOR AND IN CONSIDERATION of the mutual benefits accruing and expected to accrue hereunder, Aston Shipping Company, a Delaware corporation, and Sun Transport, Inc., a Delaware corporation, (hereinafter called the "Sellers") hereby agree to sell, and Maritrans Inc., a Delaware corporation, or a subsidiary designated by it (hereinafter called the "Buyer") hereby agrees to purchase, the Tug Puerto Rico Sun (Official No. 529198), the Tug Seminole Sun (Official No. 529910), the Barge Caribe Sun (Official No. 531135), and the Barge Borinquen Sun (Official No. 928391) as more particularly described herein (hereinafter referred to as the "Vessels"), subject to the following terms and conditions:

         1. Vessels. The Vessels are U.S. flag vessels as listed in paragraph
2. below.

         2. Price. The Total Purchase Price for the sale of the Vessels shall be Seven Million Eight Hundred Thousand Dollars, United States Currency ($7,800,000.00). The Total Purchase Price is to be allocated to the individual assets as follows:

          Tug Puerto Rico Sun (Official No. 529198)         $ 2,280,000.00

          Tug Seminole Sun (Official No. 529910)            $ 2,280,000.00

          Barge Caribe Sun (Official No. 531135)            $ 1,365,000.00

          Barge Borinquen Sun (Official No. 928391)         $ 1,875,000.00

         3. Deposit. As security for the correct fulfilment of this Memorandum of Agreement ("MOA"), the Buyer shall deposit the amount of Seven Hundred Eighty Thousand United States Dollars ($780,000) equal to ten percent (10) of the Total Purchase Price (the "Deposit") within three (3) Philadelphia business days of Buyer's execution and delivery of this MOA. The

Deposit shall be delivered by wire transfer to CoreStates Bank, to an account number to be designated by Sellers, and held by said bank as a downpayment on the Vessels. Interest shall accrue to the benefit of the Buyer and any fees charged for holding the Deposit shall be borne by the Sellers.

         4. Closing. Closing for the sale of the Vessels from the Sellers to the Buyer shall take place on a normal business day on the date of delivery of the Vessels as set forth in Paragraphs 7 and 19 hereof. The Closing shall be held at a location to be mutually agreed between Buyer and Sellers.

         5. Payment. Buyer agrees to pay Sellers the total Purchase Price at the Closing by:

               a. Transfer of the $780,000 Deposit plus accrued interest thereon.

               b. Wire transfer in immediately-available, same-day funds of an amount equal to the balance of the Total Purchase Price remaining after application of the Deposit and accrued interest.

both to CoreStates Bank, Account Name: Sun Transport, Inc., Account
No.: 2116A3466, ABA No.: 031000011.

         6 . Inspections. Buyer has inspected the Vessels' American Bureau of Shipping and U.S. Coast Guard records and, by execution of this MOA, acknowledges its acceptance of same. The Sellers provided an afloat inspection of the Vessels. During such inspection, the Vessel's log books for engine and deck and voyage abstract information were made available for Buyer's examination. At Buyer's option, an underwater inspection will be completed prior to 15 August 1997. By execution of this MOA, Buyer acknowledges acceptance of the Vessels subject only to completion of the underwater inspection at Buyer's discretion.

         7. Place and Time of Delivery. The Vessels shall be delivered by Sellers and taken over by Buyer in international waters off Yabucoa, Puerto Rico, between August 15, 1997 and August 31, 1997. If Vessels are not delivered by August 31, 1997, Buyer shall have the option to cancel this MOA, which option shall be exercised within seventy-two (72) hours thereof.

         8. Risk of Loss. Should any or all of the Vessels become a total or constructive total loss or should any or all of the Vessels be requisitioned for use by any lawful governmental authority before delivery, the Deposit and interest for that tug/barge unit shall immediately be returned to the Buyer and this MOA to the extent that it applies to that tug/barge unit, shall at the Buyer's option, be considered null and void.

         9. No Assumption of Liabilities. The Sellers specifically agree that they will defend, indemnify and hold the Buyer and the Vessels harmless from any claims, suits, liens or causes of action of whatsoever nature, the basis of which arose prior to delivery of the Vessels to Buyer or as a consequence of the sale, including any claims of the crews of the Vessels, regardless of whether such claims, suits, liens or causes of action are brought prior to or at any time after delivery of the Vessels to Buyer. The Buyer agrees to defend, indemnify and hold the Sellers harmless from any claims, suits, liens or causes of action which may arise after the delivery of the Vessels to Buyer. Buyer shall not assume or be liable or responsible for any obligations or liabilities of any kind or character of Sellers.

         10. Spares/Bunkers, Etc. The Sellers shall deliver the Vessels to the Buyer with everything belonging to the vessels onboard. All spare parts and spare equipment, whether afloat or ashore, broached and unbroached stores and provisions onboard the Vessels at the time of the inspection, used or unused, shall become the Buyer's property, except items set forth in the

Paragraph below and in Schedule A hereto shall be excluded. The Sellers are not required to replace spare parts, which are taken out of spares belonging to the Vessels and used as replacement parts on the Vessels prior to delivery, but the replaced items shall be the property of the Buyer. Buyer further agrees that the self contained breathing apparatus is accepted "as is, where is", and that the Buyer will inspect the equipment to verify that it is in proper operating condition prior to use, and to train their employees in the proper use and maintenance of the equipment. Schedule B is a current list of inventory items ashore. Sellers shall conduct a final inventory of items ashore and add any additional items from this inventory to Schedule B which the parties agree shall constitute the final Schedule B; possession of all such items on Schedule B shall be delivered to Buyer upon delivery of the Vessels.

         The Sellers have the right to take ashore crockery, plates, cutlery, linen and other articles bearing the Sellers' flag or name, provided sellers replace same with similar unmarked items. In addition, Sellers have the right to remove all items of property presently onboard the Vessels and listed on Schedule A attached hereto. Captain's, Officers' and Crew's personal belongings, including personal computers and slop chest, shall also be excluded from the sale. Sellers shall provide Buyer with a blank copy of all forms used onboard the Vessels. Library books specifically related and peculiar to these Vessels shall be included without additional cost.

         The Buyer shall take over all remaining unused pumpable bunkers, lubricating oils, and diesel fuel, in such quantities as are determined by representatives of Buyer and Sellers on the date of the Closing, and pay for same at the Closing in an amount to be calculated by using the Sellers' last paid invoice for same. Payment for same shall be made by wire transfer at the Closing.

         11. Documentation. At the Closing the Sellers shall furnish the Buyer:

               a. Certificates of Ownership for each Vessel (U.S. Coast Guard Form 1330) showing the respective Seller as the owner of the particular Vessel free and clear of liens and encumbrances of record; such Certificates of Ownership shall be dated no earlier than ten (10) days prior to Vessel delivery.

               b. Valid and sufficient bills of sale duly attested by notary public, in duplicate transferring title to the Vessels from Sellers to Buyer with warranties of title and freedom from all liens and encumbrances; the warranties in such bills of sale shall survive the Closing and Vessel delivery.

               C. Copies of the Resolution of the Board of Directors of Sellers, authorizing the sale of the Vessels under the terms and conditions of this MOA.

               d.   An ABS certificate or letter, dated no earlier than fifteen
                    (15) days prior to Vessel delivery, indicating that the particular Vessel is in class, and a valid U.S. Coast Guard Certificate of Inspection.

               e. Invoice stating specific assets, purchased fuel and lube oils, price, date of transaction, and full style of Buyer and Seller.

         On delivery of the Vessels, the Buyer shall provide for the transfer of Documentation of the Vessels deleting Sellers' names as designated Owners of the Vessels.

         At the time of Vessel delivery, the Sellers shall also deliver to the Buyer all classification certificates as well as all plans, etc. which are onboard the Vessels. Other technical documentation including plans, instruction books and manuals which may be in the Sellers' possession shall promptly, upon the Buyer's instructions, be forwarded to the Buyer. The Sellers may keep the log books, but the Buyer shall have the right to take copies of same for a period of ninety days.

         12. Encumbrances. The Sellers warrant that the Vessels, at the time of delivery, shall be free from all encumbrances and liens, maritime or otherwise, or any other debts whatsoever. Should any claims which have been incurred prior to the time of delivery be made against the Vessels, the Sellers hereby undertake to indemnify the Buyer against all such claims.

         13. Taxes, Etc. Any taxes, fees and expenses connected with the purchase and registration of the Vessels under the Buyer's flag shall be for the Buyer's account, whereas similar charges connected with the closing of Sellers' register shall be for the Sellers' account.

         14. Title; Condition on Delivery. The Vessels, with everything belonging to the vessels, shall be at the Sellers' risk and expense until title passes to the Buyer at the time of the Closing and shall be operated by the Sellers in the ordinary course and shall be maintained in accordance with Sellers' normal maintenance practices. Except as otherwise provided herein, the Vessels shall be delivered and taken over "as is, where is" at the time title passes to Buyer, in substantially the same condition as when inspected, subject to ordinary wear and tear, and subject to Sellers' warranties and guaranties as set forth in this MOA.

         Notwithstanding anything to the contrary contained herein, the Vessels shall be delivered in class and with valid U.S. Coast Guard Certificates of Inspection with no outstanding Class or USCG requirements or conditions which, if known to the Classification Society or USCG, would impair Class or the Certificate of Inspection

         15. Markings. Immediately upon delivery, the Buyer will undertake to change the Vessels' funnel markings and will assure that the name "Sun" is deleted from the markings.

         16. Buyer's Default. If the Deposit is not paid as aforesaid, the Sellers shall have the right to cancel this MOA, and the Sellers shall be entitled to claim compensation for their losses and for all expenses incurred together with interest at a rate of 12% per annum. If the Buyer fails to take delivery of the Vessels in accordance with the terms and conditions of this MOA for reasons within Buyer's control, the Sellers shall have the right to cancel this MOA and keep the Deposit in full together with interest at a rate of 12% per annum. Sellers shall also be paid demurrage at $7,500/day or part thereof per Vessel, if Buyer fails to take delivery within 72 hours after the Vessels are tendered for delivery in accordance with the terms of this MOA.

         17. Sellers' Default. If the Sellers fail to execute a legal transfer of title or to deliver the Vessels with everything belonging to the vessels in accordance with the terms and conditions of this MOA, for reasons within Sellers' control, the Buyer shall have the right to cancel this MOA, in which case the Deposit in full shall be returned to the Buyer together with interest earned thereon and Buyer shall be entitled to claim compensation for its losses and for all expenses incurred together with interest at a rate of 12% per annum.

         18. Arbitration. If any dispute should arise in connection with the interpretation and fufilment of this MOA, same shall be decided by arbitration in the City of New York and shall be referred to a single Arbitrator to be appointed by the parties hereto. If the parties cannot agree upon the appointment of the single Arbitrator, the dispute shall be settled by three Arbitrators, each party appointing one Arbitrator, the third being appointed by the other two.

         If either of the appointed Arbitrators refuses or is incapable of acting, the party who appointed him shall appoint a new Arbitrator in his place.

         If one of the parties fails to appoint an Arbitrator, either originally or by way of substitution, within two weeks after the other party having appointed his Arbitrator has sent the party notice by mail, cable, facsimile or telex to make its appointment, the party appointing the first Arbitrator shall also appoint an Arbitrator on behalf of the other party.

         The award rendered by the Arbitrator(s) shall be final and binding upon the parties and may, if necessary, be enforced by said Arbitrators or any other competent authority in the same manner as a judgement in any court of competent jurisdiction.

         This MOA shall be subject to the law of the State of New York.

         19. Conditions. The sale contemplated hereunder is conditioned upon and is subject to:

               a. The results of the underwater inspection referred to in paragraph 6 being satisfactory to Buyer in the event Buyer chooses to perform same.

               b. Buyer and Sellers or an affiliate of Sellers having entered into mutually satisfactory charters for the Vessels.

               c. Buyer and Sellers having each made appropriate Hart-Scott-Rodino filings, filing fees to be paid by Buyer, and approval thereunder having been granted or the waiting period thereunder having expired.

         Closing on the sale of the Vessels shall occur on the date mutually agreed upon by the parties in accordance with Clause 7 above promptly after the satisfaction of the last of the conditions required to be satisfied under this Paragraph 19, provided, however, that the parties shall use reasonable best efforts to satisfy such conditions and close on the sale of the Vessels on or prior to August 31, 1997.

         20. Notice. All notices and advice hereunder shall be in writing and shall be delivered in person or given by registered or certified mail, postage prepaid, telex or facsimile transmission, and if to the Sellers, shall be addressed as follows:

               c/o             Mr. William R. Shoemaker
                               Sun Transport, Inc.
                               25th Floor
                               1801 Market Street
                               Philadelphia, PA 19103-1699
                               Ph.: (215) 977-6815
                               Fx.: (215) 977-6041

and if to the Buyer, shall be addressed as follows:

                               Mr. Stephen A. Van Dyck
                               Maritrans Inc.
                               One Logan Square
                               Philadelphia, PA 19103
                               Ph.: 215-864-1223
                               Fx.: 215-864-1218

         21. Citizenship. Sellers warrant that Sellers are citizens of the United States of America within the meaning of the Shipping Act of 1916, as amended, and that Sellers have been so as long as Sellers have owned the Vessels. Sellers further warrants that the Vessels are at the time of passage of title documented under the laws of the United States with coastwise endorsements and qualify to engage in coastwise trade. Buyer warrants that it is a citizen of the United States of America within the meaning of Section 2 of the Shipping Act of 1919, as amended.

         22. Gas Free Certificate. Vessels to be delivered without gas free certificate free of all pumpable cargo.

         23. Commissions. Any sales commission on the sale hereunder will be payable by Sellers. Buyer warrants that it has not dealt with any broker or agent in respect of this sale.

         24. Survival. All covenants, representations and warranties of the parties contained in this MOA shall survive the Closing and delivery and acceptance of the Vessels.

         25. Condition Subsequent to Sale. It is the agreement of the parties hereto that Buyer shall have the option to void this sale should the sale of MT New York Sun (Official no. 628783) fail to close due to Paragraph 20.b. (successful novation of MSC charter) of the MOA between Buyer and Sellers' affiliate for the sale of MT New York Sun. In the event Buyer exercises this option, then all purchase monies plus earned interest shall be returned to Buyer, and title to the Vessels shall be retransferred to Sellers or Sellers' designee within sixty (60) days. All charters associated with the Vessels shall be immediately cancelled at the time of such title transfer.

         IN WITNESS WHEREOF, Buyer and Sellers have entered into the MOA in accordance with the terms stated.

 Maritrans Inc.                                     Aston Shipping Company

 By:/s/ Steven A. VanDyck                           By:/s/ James L. Fidler
 ------------------------                           ----------------------

 Date: July 25, 1997                                Date July 25, 1997
 -------------------                                ----------------------

                                                    Sun Transport, Inc.


                                                    By:/s/ James L. Fidler
                                                    ----------------------

                                                    Date: July 25, 1997
                                                    ----------------------

                                   SCHEDULE A

The following items are to be excluded from the sale:

1. Master's, Officers' and Crew's personal effects, including personal entertainment equipment (i.e. televisions, stereos, video players, videos, cameras, exercise equipment, etc.).

2. All Sellers' manuals, letters, training materials and equipment, and all quality system related manuals and documentation.

3. Registration certificate, radio station and other certificates and licenses required to be surrendered by Sellers, and insurance certificates.

4.   Contents of Master's safe.

5.   All items on order.

6. The following leased items not the property of the Sellers: Unitor or others: welding oxygen, acetylene, and freon bottles, test gas cylinders for analyzers, medical breathing apparatus.

7.   Vessels' name boards.

8. Extra charges will apply to all fuel on board and to any on shore or on order which are specifically requested by the Buyer to be included in the sale.

9.   Ship's controlled medicines, medical records and medical manuals.

                                   Schedule B

                        SHORESIDE INVENTORY STOCK LISTING

                         SEMINOLE SUN & PUERTO RICO SUN



   Stock #          Description                            Loc.       Last Adj.        Unit       Onhand
   -------          -----------                            ----       ---------        ----       ------

   96000310         Door Lft Hand Rev. 35x6l                037        2/25/92          PC.           1

   96000320         Door Dutch Bottom Sec. Yab              037        2/25/92          PC.           1

   96000330         Seal Kit Fwd Stern Tube                 047        2/25/92          PC.           1

   96000400         Marinite 4'1 x 8'                        049        2/25/92          PC.          11

   96090244         Clutch Rim Fwd Falk 3344843             047        6/5/92           EA
                                                                                                      1
   96965201         Rud Stk/Post P.R., Sem.                 DE         6/17/92          EA

   96965410         Rud Stk & Nut Seminole                  DE         6/17/92          EA            1

   96965420         Rudder Blade Seminole                   DE         6/17/92          EA            1

   96965619         Tailshaft Seminole Repaired             VA         9/8/93           EA            1


------------------------------------------------------------------------------------------------------------------------------------
         Sun Inventory

          23-Sep-97
------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture   Description                                         Quantity     Unit of Measure   Location
------------------------------------------------------------------------------------------------------------------------------------
       96963096                         ENGINE DETROIT DIESEL 12V71                               1               EA
       96963190                         RADIATOR DETROIT DIESEL GM V12                            1               EA
       96090244                         CLUTCH RIM FWD FALK 3344842                               1               EA
       96963106                         POWER TAKE OFF 8"                                         2               EA
       96963110                         POWER TAKE OFF 14" GM HF SUN                              3               EA
       96471005                         FIXTURES HEATING LAMP                                     12              EA
       96963115                         POWER TAKE OFF 18" 328 DETRT 1/2-1832                     1               EA
       96963193                         RAD DIES V8-71 5125285 NEW                                1               EA
       96770215                         VALVE GLB 3" 150# STL STR FLGD (STRAIGHT)                 1               EA
       96770225                         VALVE GATE 8" 125# RS FF (REBUILT)                        2               EA
       96770512                         VALVE GLB 8" SWING CHECK                                  1               EA
       96770506                         VALVE GLB 8" 150# ANG STOP CS RISING STEM                 1               EA
       96761205                         VALVE BUTTERFLY 8" NIBCO BRZ 200 PSI                      10              EA
       96965186                         HD CHANNEL CI HEAT EXCH REV                               1               EA
                                        3-71 CYL. HEAD REBUILT                                    1               EA
       96963111                         POWER TAKE OFF 14" DOUBLE DISC                            3               EA
       96100121                         GOULD FO TRAN PUMP IMPL ASSY BOWL                         2               EA
                                        2-71 CYL. HEAD REBUILT                                    1               EA
                                        4-71 CYL. HEAD USED                                       2               EA
                                        SWITCH, KNIFE SAFETY (H.D.)                               1               EA
        D-1090                          GRID COOLER                                               1               EA
       96963194                         RADIATOR 5124340 V6                                       1               EA
                          DETROIT       ENGINE, 6V711 (REBUILT)                                   1               EA
       96963161                         RADIATOR IN LINE DIESEL 6                                 1               EA
       96100116                         GOULD PRCL PMP 608 HEAD SHFT                              1               EA
       96100117                         GOULD PRCL PMP 646 LINE SHAFT                             1               EA
       96100120                         GOULD TANK CLEAN PUMP LINE SHAFT                          1               EA
       96100123                         GOULD FO TRAN PUMP 646 SHAFT                              1               EA
       96100126                         GOULD FIRE PUMP 646 LINE SHAFT                            1               EA
       96100129                         GOULD BALLAST PUMP 646 LINE SHAFT                         1               EA
       96100130                         GOULD FIRE PUMP IMPELLER SHAFT                            1               EA
                                        BOWL ASSY, 100" VAL 5 STAGE                               1               EA
       96965470                         SPIRITS MINERAL 55 GAL                                    3               EA
       96965187                         HD CHANNEL CI HEAT EXCH STAT                              1               EA
       96761045                         VLV RELIEF 6" FIG 110 2.0PST, 0.5 P                       5               EA
       96770697                         VLV PC 4" 1.5# VACREL .5 FIG.                             4               EA
       96980385                         ULLAGE COVER ASSY 8" PIPE                                 3               EA
       96770696                         VLV PV 4" 125# VACREL 1.5 PRAS. 5V                        4               EA


------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity     Unit of Measure   Location
------------------------------------------------------------------------------------------------------------------------------------
       97480310                          CIRCUIT BRKR AKR 50                                      1              EA
       96770694                          VLV PV 3" 125# VACREL 1.75                               4              EA
       96120350                          ACOUSTICAL BOOTH/PHONE                                   1              EA
       96120079                          EXP JOINT METALIC BELOWS 12" ISLAND                      2              EA
       96200072                          GRIDCOOLER PROV. #1660                                   2              EA
      5150-71-223        JAMESBURY       12" (BALL ONLY)                                          1              EA
         260             THRUMALOX       COATING, SILICONE COPOLYMER (NON-INVENTORY)              6              EA
                         GOULD           BOWL ASSEM., SLOP PUMP                                   1              EA
                                         AIR COOLER                                               1              EA
       96090260                          GENERATOR AC 75KW 1200RPM                                1              EA
       96470868                          GENERATOR MOTOR HOLTZER-CAB                              1              EA
       96661175                          PUMP BILGE #2 W/FLOOD VALVE                              1              EA
       96600070                          FLG SHIP FIRE HOSE                                       3              EA
       96660500                          SNATCH BLOCK                                             1              EA
       96660505                          DAVIT 16"                                                2              EA
       97272050                          BRASS SO FLG 2 1/2" 150# LEE                             9              EA
       96130103                          PLATES ALFALAVAL FUEL OIL                                1             SET
       96770224                          VLV GATE 8" 150 RS BRZ WCB CHAPMAN                       1              EA
       96140100                          AMIRILO RT ANGLE GEAR DRIVE                              1              EA
       96480575                          MOTOR GENDYN HP20 440V                                   1              EA
       96480595                          MOTOR 7.5 HP 795 RPM 3 PH                                1              EA
       97480625                          MOTOR GE FR324 440V 3PH 3500 RPM                         1              EA
       96480590                          MOTOR 7.5 HP BB WINCH FOR TUG                            1              EA
       97830402                          METRITAPE LS SENSOR DIGILERT                             1              EA
       96520102                          ANODE CAPAC DISC 31742 50 AMP                            2              EA
       96965433                          SPEED REDUCER SHAFT 3" ID                                1              EA
       96770524                          VALVE ANGLE GLB 12" 125 RS BRZ WALWOR                    1              EA
       96965130                          FAN VENTILATOR CORPUS SURPLUS                            1              EA
       96010004                          8" SPIDERS                                               3              EA
       96964633                          POWER PAK W/BLADE ROC NY SUN                             1              EA
       96964632                          POWER PAK W/FORK ROD NY SUN                              1              EA
       96770542                          VLV GATE 8" 150# CS RS RF                                3              EA
       96130101                          NIREX PLATES (68)                                        68             EA
       96963188                          RADIATOR CORE ASSY T2732                                 1              EA
       96965039                          BRG THORDON LOWER RUDDER 39 5/8" X 34 3/8" X 41"         1              EA
       96760092                          VLV REBUILD KIT 14" CENTERLINE                           2              EA
       97480305                          CIRCUIT BRKR AKR4B30 400A                                1              EA
       96120080                          EXP JOINT 60" MAIN ENG EXHAUST                           1              EA
       96100119                          GOULD TANK CLEAN PUMP HEAD SHAFT                         1              EA
       96965060                          BRG STRUT 10 1/2" NON-FLANGED                            2              EA
       96120103                          FISTON SKIRT NY SUN/PHILA SUN                            1              EA
       96980368                          TRANSFORMER AUTO CARGO PUMP CR9194C004MARB               1              EA

------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity     Unit of Measure   Location
------------------------------------------------------------------------------------------------------------------------------------
         96100112         GOULD          CARGO PUMP BOWL IMP ASSY FIVE                           1              EA
         96480597                        MOTOR 5HP 3PH 230/460 NY/PHILA                          1              EA
         97480590                        MOTOR CONTROLLER 70HP PHL (USED)                        1              EA
         96970102                        SEAL ASSY 630 AFT C064630032                            1              EA
         96963192                        RADIATOR V12 DETROIT DIESEL                             1              EA
         96480572                        MOTOR 40HP 3545RPM FR 324TS BOILER FEED PUMP            1              EA
         96963189                        RAD D.D. V6 5126568 TOLEDO 6V71                         1              EA
         96480570                        MOTOR 30 HP FOR FIRE PUMP                               1              EA
         96770523                        VLV ANGLE GIB 12" 150# MEMARCO (REBUILT)                1              EA
         96010003                        10" SPIDERS                                             4              EA
         96100122         GOULD          FO TRAN PUMP 608 HEAD SHAFT                             1              EA
         96770517                        VLV ANGLE GLB 10" 150# CARGO MEMARC                     2              EA
         96100128         GOULD          BALLAST PUMP 608 HEAD SHAFT                             1              EA
         96965135                        FAN VENTILATOR 19"'X 24" PHILA USED                     1              EA
         W/STARTER        CURTIS         COMPRESSOR ASSY, AIR 5 HP SKID MOUNTED W/TANK           1              EA
                          SENIOR FLE     JOINT, EXPANSION 48" X 17" (COST $15,100)               1              EA           19
           1576 1         DELCO          GENERATOR, 60 KW 1200 RPM                               1              EA           20
           1568           DELCO          GENERATOR, 60 KW 1200 RPM                               1              EA           20
            MK4           SULZER         DETECTOR, OIL MIST FOR SULZER (REBUILT DIESEL)          1              EA           21
            MK4           SULZER         DETECTOR, OIL MIST FOR SULZER (USED)                    1              EA           21
       NSQ1726-1103       JAMESBUR       VALVE, BUTTERFLY 10" VALVE                              1              EA           22
                          DETROIT        ENGINE, 671 (REBUILT)                                   1              EA           23
                                         USED CHECK VALVE 3" MAYBE                               1              EA           23
                          DETROIT        ENGINE, 8V71 (REBUILT)                                  2              EA           27
           8N-6309        CAT            FILTER, AIR                                             3              EA           3
          9T51B0512       GE             TRANSFORMER                                             1              EA           31
            15761         DELCO          GENERATOR, 60KW 1200 RPM (USED)                         1              EA           31
                                         PANELBOARD, USED                                        1              EA           32
                                         ZINC ANODE (30-40/SKID)                                 1             SKID          33
                          WOODWARD       GOVERNOR                                                1              EA           42
          SK4446T         GE             MOTOR, 125 HP 460V (NEW)                                1              EA           45
                          WASH.ALUM.     STRONGBACK ASSY., 48" HATCH COVER                       2              EA           45
                          FALK           DRUM, CLUTCH 35"                                        1              EA           47
                          FALK           SHOE, CLUTCH 35" (MAYBE SAME AS #33-1177917)            1             CRATE         47
      0-1090 96200-070                   GRID COOLER                                             1              EA           5
         FOR #MAK         FISCHER        REBUILD KIT FOR 10" x 12" VALVE                         1              BX           52
            RKN57         JAMESBURY      SERVICE KIT, BALL VALVE #5150 (12" X 14")               5              EA           53
                                         BOXES (GAUGING GUN METRITAPE ROLLS)                     4              BX           59
          UPM3116T        BALDOR         MOTOR, 1 HP 1725-143 JP, 208/230/460                    4              EA           6
            9N086         TEEL           PUMP, ELECTRIC DRIVEN 5 HP IMPELLER 3500 RPM            1              EA           60
                          US ELECT       MOTOR, 10HP/1740RPM/215 T FRAME/230-460V                1              EA           60
           MBT112M        ASEA           FUMP, IMPELLAR 4.6 KW ELECTRIC DRIVEN 2860/3500 RP      1              EA           60


------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                          EMD            EMD WATER PUMPS                                         5             EA         61
          A20OL-2         BHAMA          MOTOR, YOHP, 3540 RPM, 440 VOLT                         1             EA         63
                          HUB CTY        GEARBOX, ANCHOR WINDLASS SUN #96965433                  1             EA         63
                          SPACE          VALVE, 8" CAST STEEL RISING STEM                        2             EA         65
                          SPACE          VALVE, 8" CAST STEEL RISING STEM                        1             EA         65
                          ALFALAVAL      PLATES, FUEL OIL                                        1           CRATE        66
                          ALFALAVAL      VALVE, PV LOOKS SMALLER THAN 4" FLANGES                 4             EA         67
                          RECOND.              VALVE, PV 4" FLANGES                              4             EA         67
                          NEW            VALVE, PV 6" FLANGES                                    5             EA         67
        40010667081       DRESSER        BOLT, 5/8" X 6" DRESSER COUPLING                        40            EA         68
        30380100005       DRESSER        GASKET, 12" COUPLING GRADE 42 1/2" X 1 1/16"            6             EA         68
        30380087005       DRESSER        GASKET, 10" COUPLING GRADE 42 1/2" X 1 1/16"            4             EA         68
         380028520        DRESSER        COUPLING, 10" JPS MARINE #00380028520                   4             EA         68
            200           CNTRLINE       VALVE, BUTTERFLY 16" EPDM LOG STYLE                     2             EA         69
                          TOOL RM        MISC/FITTINGS/FASTENERS                                 2           CRATES       69
        9T21A4003         GE             TRANSFORMER                                             1             EA         7
        9T21A4003ML       GE             TRANSFORMER, 9 KVA                                      0             EA         7
                          DOVER          ULLAGE ASSY COMPLETE, 8" BRONZE                         3             EA         71
                                         4-71 CYL. HEAD REBUILT                                  3             EA         73
                          EMD            POWER PACK ASSY., 645-E2 BLADE ROD                      1             EA         73
                          EMD            POWER PACK ASSY, 645-E2 FORK ROD                        1             EA         73
                          DETROIT        ENGINE, 12V71 BASIC (REBUILT)                           1             EA         78
                          DETROIT        ENGINE, 671 INLINE W/ HEAT EXCHANGER (REBUILT)          1             EA         78
      NEW 11FD 17-5       KEYSTONE       VALVE, GATE 5" (NEW)                                    1             EA         80
           21217          SULZER         JOINT EXPANSION FOR TURBO                               1             EA         80
                                         WOODEN CRATE MARKED PHILA SUN                           1             EA         80
         10491968         AMERI KLEE     HOUSING, FILTER (AIR) FOR EMID (SIZE 1200)              1             EA         82
           1200           AMERI KLEE     ELEMENT, FILTER                                         1             BX         82
          8703857         CAMAN          BLADE, EXHAUST FAN 7 BLADES                             3             EA         82
           SV8CL          SEVLOR         RAFT, INFLATABLE FOR CARGO TANKS                        2             EA         84
        0581-SW1136       NELES          VALVE, BUTTERFLY 8" WAFER W/VALVE OPERATOR              2             EA         85
        6-51-AHH7-1       MULLER         6" BUTTERFLY DISC                                       8             EA         AISLE
                          GOULDS         REBUILD KIT FOR 7.5 W GOULDS PUMP                       1             ST         BEF 63
          STAGE           GOULDS         REBUILD KIT FOR #VIT 11ALC/6 VERT. PUMP 30 HP PUMP      1             ST         BEFORE 63
                                         ENGINE, LISTEN HR-2 (CONDITION QUESTIONABLE)            1             EA         BEFORE 63
                          AQUACHEM           CRATE-7 MIGHT RET 96130102 WATER COOLER SOC         1           CRATE        BEFORE 63
                          ERL            GAUGE, VAPOR RECOVERY PRESSURE - 4-0-4                  1             EA         BEFORE 63
          G48980          US MOTOR       MOTOR, 7.5 HP 1740 RPM 460V, 213 VP                     1             EA         BEFORE 63
          G48984          US MOTOR       MOTOR, 30 HP 1755 RPM, 460V, 286 VP                     1             EA         BEFORE 63
                                         SPARE SIER-BATH NL INT. SCREW PUMPS                     2             EA         CHALMERS
           5F20           CARRIER        COMPRESSOR, FRIDGE ON A/C (NEEDS REPAIR)                1             EA         EASTERN
                                         MOTOR CARRIER COMPRESSOR (NEEDS REPAIR)                 1             EA         EASTERN


------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                                         EMD. HYDRAULIC SWEENY WRENCH                            1          SET          ELEC. AISLE
                                         LINE, 3/8" X 600' POLY PRO                              1          BX           ELEC. AISLE
            MK3-LBI       TANK SYS       GUN, GAUGING (HERMETIC) QTI                             4          EA           ELEC. AISLE
            LA-CR         METRITAPE      TAPE, SENSOR (GAUGING)                                  2          EA           ELEC. AISLE
           CR-161MY       GE             CONTROLLER, ASSY., SAMPLE PUMP MOTOR B-424-0002         2          EA           ELEC. AISLE
              *A          DYNEX/RIVE     VALVE, DIRECTIONAL CONTROL (STEERING)(115/PF10SCH)      1          EA           ELEC. AISLE
            LA-CR         METRITAPE      TAPE, SENSOR (GAUGING)                                  1          EA           ELEC. AISLE
         5150-71-2236     JAMESBURY      14" (BALL ONLY, FOR VALVE $5900.00)                     1          EA           ELEC. AISLE
                          GOULD          REBUILD KIT, GOULD BOWL ASSY.                           1          EA           ELEC. AISLE
                                         WHEEL, R.H. 4 BLD 2790MM DIA. 2449MM PITCH              1          EA           GP
           92NN6510                      WHEEL, L.H. 4 BLD 2790MM DIA. 2449MM PITCH              1          EA           GP
                                         SHAFT, HOLLOW (PROPULSION ?) (JUNK)                     1          EA           GP
         HT-80-25-1800    PYNEX          P.PACK HYDRAULIC (HT-80-25-1800TEFC-P30AD-0-PR-RB)      1          EA           GP
            KK124-R       NAT FOAM       INJECTION SYSTEM, FOAM                                  1          EA           GP
                                         WHEEL, R.H. 4 BLD 108" DIA X 76" PITCH                  1          EA           GP
                                         FORGING, RUDDER STOCK 27'                               1          EA           GP
                                         RUDDER, BOX TYPE W/PALMED STOCK (REBUILT)               1          EA           GP
            F10-RP        H. MASTER      THRUSTER, HARBORMASTER (USED)                           2          EA           GP
        ABS72N022764      171R-82        WHEEL, LH 4 BLD 108" X 76" #H2-372                      1          EA           GP
        ABS72N022764      170R-82        WHEEL, RH 4 BLD 108" X 76" #H2-372                      1          EA           GP
         96-965-18                       TAILSHAFT, 28' OAL X 24" DIA (?) (NEW)                  1          EA           GP
                          H. MASTER      FOUNDATION, THRUSTER (USED)                             2          EA           GP
                          NAT FOAM       MONITOR SYSTEM, FIRE (USED)                             3          EA           GP
           3/4 22         VAL-MATIC      PUMP, FOAM FIRE 50 HP 3500 RPM 2 1/2" (USED)            1          EA           GP
          6224872         AURORA         PUMP, VERT. CENTRIFUGAL 100 GPM W/ELECT MOTOR 12'U      1          EA           GP
                                         RACK, FIRE HOSE                                         2          EA           IN PORT 82
                          NEWCO          VALVE, 10" SALE 150 LB CAST STEEL NON MISSING           1          EA           ISLAND
            MISC                         BUTTERFLY VALVE REPAIR PARTS                            1          BX           M.H.
                                         HOUSING ASSY., ENDBELL FOR STEERING MOTOR               1          EA           M.H.
         SEE DESCR        GOULDS         BEARING, 1.94" X #A65580F0001109                        1          EA           M.H.
         SEE DESCR        GOULDS         RETAINER, BEARINGS #A6863 OF 0001018                    1          EA           M.H.
         SEE DESCR        GOULDS         RETAINER, BEARING #A00985F0001011                       14         EA           M.H.
                                         BAND, BRAKE FOR DECK WINCH                              1          EA           M.H.
         ERC022KI         DANFOSS        ACTUATOR, HYDRAULIC FOR BALL VALVE                      1          EA           M.H.
                          NAVCO          VALVE, GALE 8" NON RISE 150 LB OACTILE IRON             3          EA           M.H.
                          SPACE          VALVE, GALE 6" NON RISE 150 LB CAST STEEL               2          EA           M.H.
           MISC                          27 SHEAVES, 1 SPOOLPIECE, 4 SWIVELS                     1        CRATE          M.H.
        SEE DESCR         GOULDS         BEARING, 1.94" X 2.44 X 4.50" H00254F0001109            9          EA           M.H.
                                         MACHINE, TANK CLEANING                                  2          EA           MAIN AISLE
                                         SPARE PARTS, TANK CLEANING MACHINE                      1        CRATE          MAIN AISLE
      5K286QRN3028        GE             MOTOR, FUEL OIL TRANSFER PUMP 460V/FRAME L2R6VPl0,      1          EA           MAIN AISLE
          2289            MTE HYDRA      POWER UNIT, HYD. FOR TRASH COMPACTOR.                   1          KIT          MAIN AISLE



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Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
        BLCI018215T        WEG           RIM ONLY, CLUTCH (PARTIAL)                            1              EA          MAIN AISLE
        BLCl0I8215T        WEG           HUB ASSY, CLUTCH                                      1              EA          MAIN AISLE
                           GOULD         BOWL ASSEM., FIRE PUMP                                1              EA          MAIN AISLE
                           57056         BOWL ASSY., 2 STAGE 66" OAL                           2              EA          MAIN AISLE
                                         SPOOLPIECE, BALLAST PIPE (8" X 16" 77)                1              EA          MARCUS
                           JAMESBURY     VALVE, BALL 14"                                       1              EA          MARCUS
                                         PISTON CROWNS FOR SHIPS MAIN ENGINES, GOOD COND.      4           CRATES         NORSHIP
                                         PISTON SKIRTS FOR SHIPS MAIN ENGINE, GOOD COND.       6           CRATES         NORSHIP
                                         PROPELLER FOR SUN OIL SHIP (USED) - GOOD CONDITION    1              EA          NORSHIP
                                         ANCHOR - 12,150 LBS., GOOD CONDITION (USED)           1              EA          NORSHIP
                                         TAILSHAFTS (GOOD COND) NEEDS TO BE RECONDITIONED      2              EA          NORSHIP
                                         SPARE TAIL SHAFTS                                     2              EA          NORSHIPCO
                                         FENDER, PIGTAIL 4' (?)                                2              EA          OUTSIDE
                                         FENDER, PIGTAIL 8' (?)                                2              EA          OUTSIDE
      VMP 6X10 JLC/1      GOULDS         PUMP ASSY, BALLAST (NEW)                              1              EA          OUTSIDE
      VIC-L-6X11ALC/6     GOULDS         PUMP ASSY, FIRE (NEW)                                 1              EA          OUTSIDE
                                         5 GAL. DARINA GREASE AX                               5             GAL          P.R.
                                         10 GAL. DONAX TG PLUS                                 10            GAL          P.R.
                                         18 GAL. NALCOOL 2000                                  18            GAL          P.R.
                                         12 CANS STARTING FLUID                                12           CANS          P.R.
                                         5 GAL. RANDO OIL HD 68                                5             GAL          P.R.
                                         6 BAGS ALL PURPOSE ABSORBANT                          6            BAGS          P.R.
                                         5 GAL. MOBILGEAR 636                                  5             GAL          P.R.
                                         5 GAL. MOBILTAC OPEN GEAR GREASE                      5             GAL          P.R.
                                         2 GAL. ROTELLA T SAE 30                               2             GAL          P.R.
                                         30 CARTRIDGES SUNAPLEX 992 EP GREASE                  30          CARTRIDG       P.R.
                                         2 CASE WD 40 PENETRANT                                2            CASE          P.R.
                                         2 LENGTH AIR HOSE 3/4"                                2              EA          P.R.
                                         5 GAL MORLINA 220 OIL                                 5             GAL          P.R.
                                         1 QT. RED HAND FILLER PASTE B                         1              QT          P.R.
                                         1 CASE HAVOLINE ATF DEXRON 2                          1            CASE          P.R.
                                         2 CASE CRC CONTACT CLEANER                            2            CASE          P.R.
                                         1 GAL. DYKEM STEEL BLUE                               1             GAL          P.R.
                                         1 BINKS AIRLESS SPRAY GUN                             1              EA          P.R.
                                         1 CASE LIQUID WRENCH PENETRANT                        1            CASE          P.R.
                                         15 GAL. CRC HD DEGREASER                              15            GAL          P.R.
                                         10 GAL. CRATER 2X GREASE                              10            GAL          P.R.
                                         10 GAL. MARFAK HD #2 GREASE                           10            GAL          P.R.
                                         25 GAL. MULTIPRIME CPA099 RED PRIMER                  25            GAL          P.R.
                                         1 GAL. INTERLAC HTA002 ALUMINUM                       1             GAL          P.R.
                                         10 GAL. OMALA 460 OIL                                 10            GAL          P.R.
                                         30 GAL. INTERSHEEN LAC274 RED PRIMER                  30            GAL          P.R.



------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                                         10 GAL. INTERSHEEN LAB000 WHITE FINISH                10           GAL            P.R.
                                         5 GAL. INTERSHEEN PART A FPL274 EPOXY                 5            GAL            P.R.
                                         14 GAL. CARBOMASTIC 15 PART A                         14           GAL            P.R.
                                         9 GAL. CARBOMASTIC, 15 PART B                         9            GAL            P.R.
                                         7 GAL. ORANGE E DEGREASER ZEP.                        7            GAL            P.R.
                                         15 GAL. CRC LECTRA CLEAN                              15           GAL            P.R.
                                         10 GAL. ALVANIA EP GREASE                             10           GAL            P.R.
                                         1 GAL. INTERLAC FINISH CLD260 ORANGE                  1            GAL            P.R.
                                         INJECTOR HOLDOWN CLAMP 71 SERIES                      4            EA             P.R.
                                         BLACKMARE 1 1/4" PUMP                                 2            EA             P.R.
                                         BUFFER SPRING GOV.                                    2            EA             P.R.
                                         ROCKER ARM                                            2            EA             P.R.
                                         VALVE BRIDGES 71 SERIES                               2            EA             P.R.
                                         GOVERNOR GASKET COVER                                 2            EA             P.R.
                                         INJECTOR WASHER 71 SERIES                             6            EA             P.R.
                                         GOVERNOR GASKET MOUNTING                              1            EA             P.R.
                                         INJECTOR JUMPER LINES, 71 SERIES                      12           EA             P.R.
                                         FUEL RODS W/NUTS, 6-71                                3            EA             P.R.
                                         FUEL HAND PRIMING PUMP, DETROIT                       1            EA             P.R.
                                         PTO SEAL, 12V71                                       2            EA             P.R.
                                         BLOWER COUPLING, DETROIT                              2            EA             P.R.
                                         PISTON RING SET DETROIT 71                            3            EA             P.R.
                                         CAMSHAFT THRUST WASHERS, DETROIT                      4            EA             P.R.
                                         VALVE SPRING 71 SERIES                                4            EA             P.R.
                                         FALK OIL PUMP DR. GEAR                                2            EA             P.R.
                                         CONN. ROD BRGS. STD. DETROIT                          3            EA             P.R.
                                         AIR BOX COVER EMD                                     1            EA             P.R.
                                         RED. GEAR OIL COOLER FALK                             1            EA             P.R.
                                         CHINA TOILET                                          1            EA             P.R.
                                         WOODWARD SG GOVS.                                     3            EA             P.R.
                                         CRANSHAFT THRUST WASHER 71 SERIES                     2            EA             P.R.
                                         LOWER LINER INSERT EMD                                1            EA             P.R.
                                         REAR CRANKSHAFT SEAL 71 SERIES DETROIT                4            EA             P.R.
                                         EMD ASSORTED GASKETS                                  1            BOX            P.R.
                                         EMD STARTER BENDIX                                    1            EA             P.R.
                                         FALK AIR SHAFT BRGS. SUPPORT & DOWELS                 2            EA             P.R.
                                         VALVE SEATS                                           3            EA             P.R.
                                         VALVE RETAINER BUTTON 71                              4            EA             P.R.
                                         CAM FOLLOWER RETAINING SPRING                         3            EA             P.R.
                                         FUEL PUMP DR. 71 SERIES                               1            EA             P.R.
                                         AMOT TEMP SERSOR                                      2            EA             P.R.
                                         DETROIT 6-71 OIL PAN GASKET                           1            EA             P.R.


------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                                         WATER PUMP INSTALLATION KIT, 6-71                      1              EA
                                         AIR HANDLER FAN BRGS.                                  6              EA            P.R.
                                         CRANKSHAFT SEAL SLEEVES REAR DETROIT 6-71              5              EA            P.R.
                                         BRGS. CAPSTAN CARIBE SUN                               2              EA            P.R.
                                         MUCKING WINCH BRGS.                                    8              EA            P.R.
                                         WILDEN DIAPHRAG PUMP REPAIR KIT                        1              EA            P.R.
                                         FILLER CAPS HYDRO-START TANK                           3              EA            P.R.
                                         GASKET, BLOWER END COVER EMD                           1              EA            P.R.
                                         FULL GASKET KITS DETROIT                               2              EA            P.R.
                                         VALVE COVER KITS DETROIT                               5              EA            P.R.
                                         GASKET KIT CYL. HEAD 6-71 DETROIT                      1              EA            P.R.
                                         20 CARTRIDGES MULTIPURPOSE EP GREASE                   20          CARTRIDG         P.R.
                                         CYL. KITS STD. DETROIT                                 2              EA            P.R.
                                         1 HYDROTESTING PUMP                                    1              EA            P.R.
                                         SOLAR PANEL                                            1              EA            P.R.
                                         TACHOMETER AC                                          7              EA            P.R.
                                         GEAR WATER PUMP 12V71                                  1              EA            P.R.
                                         WATER PUMPS 6-71 DETROIT                               3              EA            P.R.
                                         WATER PUMPS 12V71 DETROIT                              2              EA            P.R.
                                         AMOT VALVES                                            8              EA            P.R.
                                         PRESS. GAUGE 0-500 PSI                                 1              EA            P.R.
                                         PTO BRGS. BORINQUEN SUN                                3              EA            P.R.
                                         BLOWER DR. COUPLING                                    1              EA            P.R.
                                         THERMOSTATS, 6-71 DETROIT                              3              EA            P.R.
                                         TACH. DR. NUT                                          1              EA            P.R.
                                         TACH. DR.                                              4              EA            P.R.
                                         OIL PRESS. GAUGE DETROIT                               6              EA            P.R.
                                         BLOWER QUILL SHAFT, DETROIT                            4              EA            P.R.
                                         TEMP. GAUGE DETROIT                                    7              EA            P.R.
                                         RIGHT ANGLE DRIVE INPUT SHAFT SEAL, CARIBE SUN         4              EA            P.R.
                                         EXPANSION TANK CAPS, DETROIT                           1              EA            P.R.
                                         WATER PUMP DR. DETROIT                                 1              EA            P.R.
                                         3 HP ELECTRIC MOTOR                                    1              EA            P.R.
                                         HYD. MOTOR BOOM WINCHES                                3              EA            P.R.
                                         CASES P1510 LUBE OIL FILTERS                           9             CASE           P.R.
                                         CASES KF6018-10 FILTERS                                9             CASE           P.R.
                                         CASES AMER-FLEEN FILTERS                               8             CASE           P.R.
                                         CASE BF-825 FILTERS                                    1             CASE           P.R.
                                         QUICK CONNECT FOR 8" HOSE                              1              EA            P.R.
                                         CASE P174 FILTERS                                      1             CASE           P.R.
                                         10 HP ELECTRIC MOTOR                                   1              EA            P.R.
                                         13 HP ELECTRIC MOTOR                                   1              EA            P.R

------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                                          5 HP ELECTRIC MOTOR                                   4             EA            P.R.
                                          DANFOSS ACTUATOR COVER                                3             EA            P.R.
                                          DANFOSS ACTUATOR                                      1             EA            P.R.
                                          CONTROL VALVE HANDLES                                 10            EA            P.R.
                                          WATER PUMP INSTALLATION KIT EMD                       2             EA            P.R.
                                          FALK AIR SHAFT                                        1             EA            P.R.
                                          HYDRO-START ACCUMULATOR                               1             EA            P.R.
                                          PRIME VALVES DEEP WELL PUMP, BORINQUEN SUN            2             EA            P.R.
                                          FAN AIR CONDITIONER UNIT PR SUN                       2             EA            P.R.
                                          FILTERS FOR INERTING DOCK                             7             EA            P.R.
                                          SET VANES BLACKMARE PUMP, CARIBE SUN                  1             SET           P.R.
                                          LEVEL SWITCHES HOLDING TANK                           3             EA            P.R.
                                          CASES B-96 FILTERS                                    2            CASE           P.R.
                                          HOT PLATE                                             1             EA            P.R.
                                          DANFOSS SELECTOR VALVES                               3             EA            P.R.
                                          DR. SHAFT PTO TO ANGLE DR. CARIBE SUN                 1             EA            P.R.
                                          CASE BF 580 FILTERS                                   8            CASE           P.R.
                                          CASE BF 581 FILTERS                                   5            CASE           P.R.
                                          VICKERS FILTERS 941107                                9             EA            P.R.
                                          CASES BF785 FILTERS                                   2            CASE           P.R.
                                          CASES BF971 FILTERS                                   10           CASE           P.R.
                                          CASE BF784 FILTERS                                    5            CASE           P.R.
                                          EMD PRE-LUBE ANGLE VALVE                              1             EA            P.R.
                                          WATTS AIR FILTER                                      1             EA            P.R.
                                          POWER SUPPLY, FIRE ALARM BORINQUEN SUN                1             EA            P.R.
                                          VICKERS PUMP CARTRIDGE, CARIBE SUN                    1             EA            P.R.
                                          PHOTO CELL NAV. LIGHT                                 2             EA            P.R.
                                          RUNNING LIGHT BULB 6V                                 21            EA            P.R.
                                          TEMP. SENSORS                                         2             EA            P.R.
                                          CONN. RODS, DETROIT 6-71                              2             EA            P.R.
                                          BOWL KITS WATTS                                       6             EA            P.R.
                                          1/4", 1" & 3/4" S.S. U JOINTS                         1             BOX           P.R.
                                          WATTS LUBRICATOR                                      2             EA            P.R.
                                          AIR REGULATOR KITS, FISHER                            2             EA            P.R.
                                          FREEZER COMPRESSOR                                    2             EA            P.R.
                                          EMD EXHAUST CHAMBER CLAMPS                            1             EA            P.R.
                                          2" BILGE PUMP PEABODY BARNES                          1             EA            P.R.
                                          WATER PRESSURE SET PUMP, GOULDS                       1             EA            P.R.
                                          RED. GEAR COOLING CIRCULATING PUMP/MOTOR              2             EA            P.R.
                                          WATER FILTERS                                         2             EA            P.R.
                                          PILOT HOUSE WINDOW WIPER CONTROLLER                   1             EA            P.R.
                                          DANFOSS INDICATORS                                    5             EA            P.R.

------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                                         DANFOSS ACTUATOR COVERS, BORINQUEN SUN                 2             EA            P.R.
                                         ASSORTED DIAPHRAGM PUMP PARTS                          1             EA            P.R.
                                         CONTROLLERS W/CLOSURES                                 2             EA            P.R.
                                         SPERRY NON-FOLLOW UP CONTROLLER                        1             EA            P.R.
                                         NAV. LIGHT LAMP CHANGER                                2             EA            P.R.
                                         STARTER SOLENOID 24V                                   1             EA            P.R.
                                         REBUILD KIT FLOMAX PUMP                                1             EA            P.R.
                                         VICKERS PUMP STEERING PR & SEMINOLE                    1             EA            P.R.
                                         YOKOGAMA VOLT METERS                                   2             EA            P.R.
                                         YOKOGAMA FREQUENCY METERS                              2             EA            P.R.
                                         TEMP. SENSOR                                           1             EA            P.R.
                                         ASSORTED RED. GEAR CIR. PUMP PARTS                     1             EA            P.R.
                                         SHUT DOWN SOLENOID                                     1             EA            P.R.
                                         PUMPS PART ASSORTED GOULD                              1             BOX           P.R.
                                         ASSORTED REPAIR PARTS, HOSE BOOMS BORINQUEN SUN        1             EA            P.R.
                                         LIFE PRESERVERS                                        7             EA            P.R.
                                         OIL PRESSURE PUMPS (EMD)                               2             EA            P.R.
                                         600' X 6" DACRON ROPE                                  2             EA            P.R.
                                         600' X 5" DACRON ROPE                                  2             EA            P.R.
                                         600' X 9" DACRON ROPE                                  1             EA            P.R.
                                         300' X 3.5" DACRON ROPE                                1             EA            P.R.
                                         FLOURESCENT LAMPS FC 12T9                              7            CASE           P.R.
                                         SEARCH LIGHT BULBS                                     1            CASE           P.R.
                                         FLOURESCENT TUBES                                      1            CASE           P.R.
                                         50W BULBS                                              1            CASE           P.R.
                                         67W BULBS                                              1            CASE           P.R.
                                         48" FLUORESCENT TUBES                                  1            CASE           P.R.
                                         SCOTT AIR PACK CASES                                   3             EA            P.R.
                                         500' X 1.5" ANCHOR CABLE FOR BORINQUEN SUN             1             EA            P.R.
                                         ORGANIC VAPOR A CARTRIDGES                             6            CASE           P.R.
                                         SCALER TEETH                                           2             SET           P.R.
                                         TOW WINCH BRAKE CYLINDER (AIR)                         1             EA            P.R.
                                         AIR CONDITIONER COMPRESSOR                             1             EA            P.R.
                                         FRONT PTO DETROIT DIESEL 6-71                          3             EA            P.R.
                                         MAIN BRGS. STD. DETROIT                                3             EA            P.R.
                                         SCOTT AIR CYLINDERS                                    2             EA            P.R.
                                         GASKET SET, BLOWER DETROIT                             6             EA            P.R.
                                         2000' X 2" TOW WIRE                                    1             EA            P.R.
                                         DEVILS CLAW                                            1             EA            P.R.
                                         BLOCK, THREE PART                                      1             EA            P.R.
                                         BLOCK, TWO PART                                        2             EA            P.R.
                                         SNATCH BLOCK (WOOD)                                    1             EA            P.R.

------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                                         FILTERS (WATER LINE DOCK)                                 16           EA        P.R.
                                         RESPIRATOR MASK                                           9            EA        P.R.
                                         SENSORS FIRE & SMOKE                                      8            EA        P.R.
                                         LENGTH 1 1/2" FIRE HOSE                                   3            EA        P.R.
                                         LENGTH FIRE HOSE 2 1/2"                                   3            EA        P.R.
                                         EXPLOSION PROOF LAMPS                                     3            EA        P.R.
                                         185' X 11" SHOCKLINES WITH THIMBLES EACH END              6            EA        P.R.
                                         RUBBER PAILS                                              8            EA        P.R.
                                         RT-200 DECK SCALER, PNEUMATIC                             1            EA        P.R
                                         THIMBLES SHOCK LINE                                       14           EA        P.R.
                                         MANIFOLD WATER CONNECTIONS                                1            EA        P.R.
                                         ASSORTED FITTINGS WATER/AIR CONN.                         1            BOX       P.R.
                                         HOSE SADDLES                                              6            EA        P.R.
                                         3 AIR HOSE MANIFOLDS 3/4"                                 3            EA        P.R.
                                         1 COPPUS AID EDUCTOR                                      1            EA        P.R.
                                         7 COPPUS AIR BLOWERS                                      7            EA        P.R.
                                         6 BUTTERWORTH MACHINES, CLOUD                             6            EA        P.R.
                                         2 SELLERS STEAM/WATER MIXER, (JET)                        2            EA        P.R.
                                         4 MUCKING WINCHES                                         4            EA        P.R.
                                         LENGTH AIR HOSE 2" X 40'                                  2            EA        P.R.
                                         SAIL                                                      1            EA        P.R.
                                         DISPOSABLE COVERALLS                                      1            BOX       P.R.
                                         WYE CONN. 2 1/2" X 1 1/2"                                 2            EA        P.R.
                                         CO 2 BOTTLES                                              2            EA        P.R.
                                         FLEX DUCTS, 12" X 10'                                     3            EA        P.R.
                                         RUBBER BOOTS (PAIR)                                       7           PAIR       P.R.
                                         90 DEG. ELBOW REDUCER                                     1            EA        P.R.
                                         SPRAYER                                                   1            EA        P.R.
                                         AIR HOSE 3/4" W/CHICAGO PNEUMATIC FITTINGS                8            EA        P.R.
                                         SECTIONS OF 2" CAMLOCK FITTING HOSE                       6            EA        P.R.
                                         SECTIONS OF TANK CLEANING HOSE                            2            EA        P.R.
                                         LINING, BRAKE BAND T/W PR & SEMINOLE SUN                  1            EA        P.R.
                                         BAIL ABSORBENT PADS                                       1           BAIL       P.R.
                                         BAIL RAGS                                                 1           BAIL       P.R.
                                         BAGS ALL PURPOSE ABSORBENT                                3           BAGS       P.R.
                                         COPPUS BLOWER DISCHARGE REDUCER                           1            EA        P.R.
                                         40OW HPS LAMP                                             1            EA        P.R.
                                         3/8" AIR REGULATOR                                        1            EA        P.R.
                                         SCAVENGING OIL PUMP (EMD)                                 1            EA        P.R.
                                         ASSORTED GASKETS, DETROIT                                 1            BOX       P.R.
                                         HYDRO-START HAND PUMP                                     5            EA        P.R.
                                         DETROIT GENERATOR COUPLING 6-71                           2            EA        P.R.

------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                                         TRACOR MARCON, POWER SUPPLY BOARD                      1           EA         P.R.
                                         N-65 FUEL INJECTORS, DETROIT                           13          EA         P.R.
                                         AMOT OVERSPEED VALVE                                   1           EA         P.R.
                                         10" BALL VALVE SEATS, JAMESBURY                        8           EA         P.R.
                                         FURUNO FR 800 MONITOR ASSY                             1           EA         P.R.
                                         SPERRY NON-FOLLOW UP CONTROLLER                        1           EA         P.R.
                                         ROBERTSON S-9 NON-FOLLOW UP CONTROLLER                 1           EA         P.R.
                                         METRITAPE DECK MASTER DISPLAY                          1           EA         P.R.
                                         PAPER TOWEL DISPENSER                                  4           EA         P.R.
                                         TRACOR MARCON, MONITOR                                 1           EA         P.R.
                                         N-60 FUEL INJECTORS, DETROIT                           10          EA         P.R.
                                         CRANKCASE PRESSURE SENSOR, EMD                         1           EA         P.R.
                                         LENGTH 120 PITCH ROLLER CHAIN                          3           EA         P.R.
                                         LENGTH 140 PITCH ROLLER CHAIN                          3           EA         P.R.
                                         CAPSTAN HYD. MOTOR, BORINQUEN SUN                      1           EA         P.R.
                                         PRESS. GAUGES 0-100 1/2" CONN.                         2           EA         P.R.
                                         VICKERS CHECK VALVES                                   2           EA         P.R.
                                         BALL VALVE SEATS 2"                                    2           EA         P.R.
                                         HYDRO-START STARTERS                                   3           EA         P.R.
                                         HEAT EXCHANGERS QUINCY 325                             3           EA         P.R.
                                         AMARILLO RIGHT ANGLE SIGHT GLASSES                     3           EA         P.R.
                                         ASSORTED GASKETS & SMALL PARTS, QUINCY                 1           BOX        P.R.
                                         PISTONS LOW PRESS. QUINCY 325                          2           EA         P.R.
                                         AIR INTAKE FILTER HOUSINGS, QUINCY 325                 2           EA         P.R.
                                         AIR INTAKE ELEMENTS QUINCY 325                         5           EA         P.R.
                                         OIL PUMP QUINCY 325                                    1           EA         P.R.
                                         CYL. HEAD QUINCY 325                                   1           EA         P.R.
                                         VICKERS HYD. MOTORS, 25M                               2           EA         P.R.
                                         35" CLUTCH GLAND. FALK                                 1           EA         P.R.
                                         CAMSHAFT SEGMENT (EMD)                                 1           EA         P.R.
                                         WOODWARD PGA GOVERNORS (EMD)                           2           EA         P.R.
                                         FRESH WATER PUMPS (EMD)                                10          EA         P.R.
                                         QUINCY 325 AIR COMPRESSOR                              1           EA         P.R.
                                         POWER PACKS E-2. TWO BLADES, TWO FORKS                 4           EA         P.R.
                                         PTO DRIVE RINGS, 12V71 DETROIT ENGINE                  2           EA         P.R.
                                         CYLINDER HEAD DETROIT 6-71                             1           EA         P.R.
                                         METRITAPE SENSOR W/FILTER                              2           EA         P.R.
                                         HYD. MOTOR, CAPSTAN CARIBE SUN                         1           EA         P.R.
                                         CLUTCH DRUM. FALK                                      1           EA         P.R.
                                         VICKERS M-50 HYD. MOTORS, TOW WINCH                    2           EA         P.R.
                                         60 KW DELCO GENERATOR                                  1           EA         P.R.
                                         RH PROPELLAR, PR AND SEMINOLE SUN CLASS                1           EA         P.R.

------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                                          TRACOR MARCON, PROCESS & DISPLAY BOARD                1               EA        P.R
                                          10" BALL VALVES JAMESBURY                             2               EA        P.R.
                                          BALL VALVE SEATS 12" JAMESBURY                        2               EA        P.R.
                                          FUEL INJECTORS, EMD                                   32              EA        P.R.
                                          GLASS PANES, PILOT HOUSE WINDOWS                      2               EA        P.R.
                                          CUTLASS BEARING                                       0               EA        PT.BREEZE
                                          CYLINDER LINER,SULZER (NEW/REBUILT)                   1               EA        PT.BREEZE
       ET,Sl00             PUSNES         RETRIEVAL SYSTEM (CABLE/BOX/DRUM/CLACK)               1               ST        RAMP DR
       PRO PUMP            #57054         BOWL ASSY, 128" OAL X 1 15/16" 7 STAGE                1               EA        RAMPWAY
                                          BAG LARGE PLASTIC BAGS                                1               BX        RETURN
                                          COMPRESSOR, SEWAGE TREATMENT BLOWER (NEEDS REPAIR)    1               EA        RETURN
                           APPOLLO        3" BALL VALVE (BRONZE)                                10              EA        RETURN
                                          VALVE, 3" CHECK (NEW)                                 1               EA        RETURN
                                          MIRROR SPOTLITE                                       1               EA        RETURN
                                          MISC. LARGE HOSE CLAMPS                               11              BX        SECT. 1
       9241664             D.D.           HOOD, OIL BATH AIR FILTER                             2               EA        SECT. 1
       5167978             D.D.           PAN, OIL                                              1               EA        SECT. 1
       5103641             D.D.           VALVE COVER, 4-71                                     4               EA        SECT. 1
       9241663             D.D.           HOOD, OIL BATH AIR FILTER                             8               EA        SECT. 1
        BF 596            BALDWIN        FILTER, OIL                                            4               EA        SECT. 10
       R5158159            D.D.           BLOWER                                                1               EA        SECT. 10
                                          MISC. USED AIR CONTROLS                               1               BX        SECT. 10
        PT-831-4           ROCKFORD       HOUSING, P.T.O. 8"                                    1               EA        SECT. 10
        BF 785             BALDWIN        FILTER, OIL                                           12              EA        SECT. 10&4
       8084510             EMD            GEAR                                                  1               EA        SECT. 2
       8081396             EMD            BUSHING (BEARINGS)                                    1               EA        SECT. 2
       8239872             EMD            IMPELLER                                              1               EA        SECT. 2
      40000927             EMD            SEAL KIT, WATER PUMP                                  5               EA        SECT. 2
       8141612             EMD            ELBOW, WATER                                          3               EA        SECT. 2
         89451             TELEDYNE       OVERHAUL KIT                                          1               EA        SECT. 2
       9087074             EMD            GASKET, TOP DECK                                      3               EA        SECT. 2
                           VICKERS        SEAL KIT FOR D0175-8-C-10 CONTROL VALVE               1               EA        SECT. 2
         53043             EMD            FLANGE                                                5               EA        SECT. 2
         -300-             AEROQUIP       DRESSER COUPLINGS                                     3               EA        SECT. 2
       9544892             EMD            SEAL KIT, WATER PUMP                                  2               EA        SECT. 2
       8060006             EMD            IMPELLER, WATER PUMP                                  2               EA        SECT. 2
         65E67             EMD            GEAR, WATER PUMP (USED ?)                             1               EA        SECT. 2
       9580758             EMD            KIT, WATER PUMP                                       2               EA        SECT. 2
                           ?              MISC. GEAR PUMP PARTS                                 1               BX        SECT. 2
         11658             WESTERBE       S/W PUMP                                              1               EA        SECT. 2
         6059K             ULTRA GLI      PUSH-PULL CABLE                                       1               EA        SECT. 2
      168071176            EMD            BEARING                                               2               EA        SECT. 2


------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                           EMD           MISC. WATER PUMP PARTS                                   1          SHELF        SECT. 2
        8084508            EMD           GEAR                                                     1            EA         SECT. 3
        8048883            EMD           VALVE BODY                                               15           EA         SECT. 3
        8024846            EMD           NEDLE VALVE (BLOW DOWNS)                                 32           EA         SECT. 3
        8176028            EMD           GEIAR                                                    1            EA         SECT. 3
        8405428            EMD           TUBE ("P" PIPE)                                          21           EA         SECT. 3
        8176032            EMD           GEAR                                                     1            EA         SECT. 3
        9509180            EMD           RING, CYL. HEAD                                          5            EA         SECT. 3
                           D.D.          OIL PAN 6-71                                             1            EA         SECT. 3
                           D.D.          OIL PAN 4-71                                             1            EA         SECT. 3
                                         MISC. P.T.O. PARTS                                       1            BX         SECT. 3
        8029492            EMD           GEAR                                                     5            EA         SECT. 3
                           D.D.          BRACKET, 6-71 LIFTING                                    9            EA         SECT. 4
        5167775            D.D.          OIL COOLER COVER PLATE 6-71                              1            EA         SECT. 4
                           D.D.          HOUSING, V-71 SHUT DOWN                                  1            EA         SECT. 4
         B-95              BALDWIN       FILTER                                                   3            BX         SECT. 4
                           D.D.          HOUSING, INLINE 71 SHUT DOWN                             1            EA         SECT. 4
        5175980            D.D.          PUMP, OIL                                                3            EA         SECT. 4
                           D.D.          GASKET KIT, BLOWER (OPENED BOXES)                        12           EA         SECT. 4
                           D.D.          MISC. OIL FILTER HOUSINGS                                8            EA         SECT. 4
        5126348            D.D.          GEAR                                                     1            EA         SECT. 4
        5193118            D.D.          HEAD GASKET KIT (6-71)                                   2            EA         SECT. 4
        8547547            D.D.          OIL COOLER, 6-71                                         1            EA         SECT. 4
        5169646            D.D.          OIL COOLER HOUSING 6-71                                  1            EA         SECT. 4
                           D.D.          VALVE COVER, 6-71                                        1            EA         SECT. 4
        8547237            D.D.          OIL COOLER, V-12                                         1            EA         SECT. 4
        RX5135515          D.D.          CONNECTING ROD, INLINE 71                                8            EA         SECT. 5
                           WILDEN        MISC. AIR PUMP PARTS                                     4         SHELVES       SECT. 5
          N-60             D.D.          INJECTOR                                                 4            EA         SECT. 6
           ?               BEEBE         WINCH SHAFT                                              1            EA         SECT. 6
        5199413            D.D.          HOUSING (ROCKFORD P.T.D. SEAL)                           1            EA         SECT. 6
       1-05167709          D.D.          EXPANSION TANK                                           2            EA         SECT. 6
           ?                             FAN, GENERATOR COOLING                                   1            EA         SECT. 6
                                         1/2" COPPER TUBE (FEET)                                  50           FT         SECT. 7
                                         14" P.T.O. CARRIER                                       1            EA         SECT. 7
                                         5/16" COPPER TUBE (FEET)                                 50           FT         SECT. 7
        8362040            EMD           DETECTOR (CRANK CASE)                                    2            EA         SECT. 8
           0               MEGA-QUIC     METAL REPAIR KIT                                         2            EA         SECT. 8
        0-421-4            BF6           ULLAGE CAPS                                              4            EA         PECT. 8
        8335767            EMD           ELEMENT (OIL SEPERATOR)                                  1            EA         SECT. 8
                           EMD           MISC. GASKETS                                            1            BX         SECT. 8
        1114120            DELCO         12V STARTER                                              1            EA         SECT. 8

------------------------------------------------------------------------------------------------------------------------------------
Manufactures Number       Manufacture    Description                                         Quantity    Unit of Measure  Location
------------------------------------------------------------------------------------------------------------------------------------
                                         MISC. BUSHING STOCK (BRONZE, STEEL, POLY)             1          SHELF          SECT. 8
      R23506790            D.D.          WATER PUMP                                            2            EA           SECT. 8
       9050841             D.D.          KIT, PISTON & LINER                                   5            EA           SECT. 8
       5196950             D.D.          ELEMENT, OIL BATH AIR FILTER                          14           EA           SECT. 8
                           D.D.          BLOWER, 6-12V 71                                      2            EA           SECT. 8
        BF 580             BALDWIN       FILTER, PRIMARY FUEL                                  11           EA           SECT. 8
        BF 581             BALDWIN       FILTER, SECONDARY FUEL                                15           EA           SECT. 8
                           WABCO         REBUILD KITS, AIR CONTROLS                            1            BX           SECT. 8
       8029533             EMD           GEAR                                                  1            EA           SECT. 8
                           I.R.          MISC., AIR STARTER PARTS                              2          SHELVES        SECT. 9
       5196942             D.D.          ELEMENT, OIL BATH AIR FILTER                          2            EA           SECT. 9
                           CROSBY        SHACKLES 85 TON SAFETY (USED)                         1            EA           SUN BIN
                                         SUPPLY, POWER (NEW YORK SUN & NORTHERN SUN)           1            EA           SUN BIN
       96965340                          PROPELLER BRONZE                                      1            EA           NSUN DOCK




                            FIRST AMENDMENT AGREEMENT

         This Agreement is made as of the 28th day of August, 1997 by and between Aston Shipping Company, a Delaware corporation, and Sun Transport, Inc., a Delaware corporation, (hereinafter "Sellers") and Maritrans Inc. a Delaware corporation, or a subsidiary designated by it (hereinafter "Buyer").

                                    WITNESSETH:

         WHEREAS, Seller and Buyer entered into a Memorandum of Agreement dated July 25, 1997 (hereinafter "MOA") for the sale of the Tug Puerto Rico Sun (Official No. 529198), the Tug Seminole Sun (Official No. 529910), the Barge Caribe Sun (Official No. 531135) and the Barge Borinquen Sun (Official No. 928381) (hereinafter collectively referred to as the "Vessels"); and

         WHEREAS, under the terms of the MOA the Vessels were to be delivered to Buyer by August 31, 1997; and

         WHEREAS, the parties hereto wish to extend the time for delivery of the Vessels.

         NOW, THEREFORE, intending to be legally bound hereby, the parties agree as follows:

         1. Paragraph 7 of the MOA shall be amended to read as follows:

         "7. Place and Time of Delivery. The Vessels shall be delivered by Sellers and taken over by Buyer in international waters off Yabucoa, Puerto Rico, between September 1, 1997 and October 30, 1997. If Vessels are not delivered by October 30, 1997, Buyer shall have the option to cancel this MOA, which option shall be exercised within seventy-two hours thereof.

         2. Paragraph 19 of the MOA shall be amended to read as follows:

         "19. Conditions. The sale contemplated hereunder is conditioned upon and is subject to:

               a. The results of the underwater inspection referred to in paragraph 6 being satisfactory to Buyer in the event Buyer chooses to perform same.

               b. Buyer and Sellers or an affiliate of Sellers having entered into mutually satisfactory charters for the Vessels.

               c. Buyer and Sellers having each made appropriate Hart-Scott-Rodino filings, filing fees to be paid by Buyer, and approval thereunder having been granted or the waiting period thereunder expired.

         Closing on the sale of the Vessels shall occur on the date mutually agreed upon by the parties in accordance with Clause 7 above promptly after the satisfaction of the last of the conditions required to be satisfied under this Paragraph 19, provided, however, that the parties shall use reasonable best efforts to satisfy such conditions and close on the sale of the Vessels on or prior to October 30, 1997.

         3. The capitalized terms used herein, if not otherwise defined, shall have the same meaning as in the MOA.

         4. Except as specifically modified above, the terms and conditions of the MOA shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned parties have caused these presents to be executed by a duly authorized officer as of the day and year first written above.


MARITRANS INC.                           ASTON SHIPPING COMPANY





By: /s/ John C. Newcomb, V.P.             By: /s/ James L. Fidler
    -------------------------                 -------------------


Date: August 28, 1997                     Date: August 28, 1997
-----------------------------                  ------------------


                                          SUN TRANSPORT, INC.


                                          By: /s/ James L. Fidler
                                              -------------------


                                          Date: August 28, 1997
                                          -----------------------